CROWN EUROPEAN HOLDINGS SA

              10 1/4% SECOND PRIORITY SENIOR SECURED NOTE DUE 2011

No.   R144A-1
                                                       CUSIP No. 16000P9C6
                                                     ISIN No. XS0163227415
                                                 Common Code No. 016322741

                                                         (euro)111,250,000

                  CROWN EUROPEAN HOLDINGS SA, a French societe anonyme, as issuer (the "Company"), for value received, promises to pay to BANK ONE NOMINEES LTD. or registered assigns the principal sum of ONE HUNDRED ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND EUROS on March 1, 2011.

Interest Payment Dates:  March 1 and September 1, commencing September 1, 2003.

Record Dates:      February 15 and August 15 (whether or not a Business Day).

                  Reference is made to the further provisions of this Euro Note contained herein, which will for all purposes have the same effect as if set forth at this place.


THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A COMMON DEPOSITORY OR A NOMINEE OF A COMMON DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE COMMON DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE COMMON DEPOSITORY TO A NOMINEE OF THE COMMON DEPOSITORY OR BY A NOMINEE OF THE COMMON DEPOSITORY TO THE COMMON DEPOSITORY OR ANOTHER NOMINEE OF THE COMMON DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF Bank One, NA, LONDON BRANCH (THE "COMMON DEPOSITORY") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF Bank One Nominees Ltd. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITORY (AND ANY PAYMENT IS MADE TO Bank One Nominees Ltd. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE

BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, BANK ONE NOMINEES LTD., HAS AN INTEREST HEREIN.

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
HOLDER:

         (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, or (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI");

         (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER, (B) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OF REGULATION S UNDER THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER, IF THE ISSUER SO REQUESTS THAT SUCH TRANSFER IS IN
         COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER), OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES
         LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

         (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         ADDITIONALLY, EACH HOLDER AGREES THAT IT WILL NOT OFFER OR SELL THIS NOTE, DIRECTLY OR INDIRECTLY, TO THE PUBLIC IN THE REPUBLIC OF FRANCE, EXCEPT TO QUALIFIED INVESTORS (INVESTISSEURS QUALIFIES) AS DEFINED IN AND IN ACCORDANCE WITH ARTICLES L.411-1 AND L.411-2 OF THE FRENCH CODE MONETAIRE ET FINANCIER AND FRENCH DECREE NO. 98-880 DATED OCTOBER 1, 1998.

AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE GOVERNING THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBJECT TO IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN GLOBAL PARTICIPATION AND PROCEEDS SHARING AGREEMENT DATED AS OF FEBRUARY 26, 2003 AMONG CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, CITIBANK INTERNATIONAL PLC, AS UK ADMINISTRATIVE AGENT, CITIBANK TRUSTEE COMPANY LIMITED, AS EURO COLLATERAL AGENT, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE, CITICORP NORTH AMERICA, INC., AS SHARING AGENT, AND THE OTHER PERSONS WHO MAY BECOME PARTIES THERETO FROM TIME TO TIME, AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE GLOBAL PARTICIPATION AND PROCEEDS SHARING AGREEMENT.

                  IN WITNESS WHEREOF, the Company has caused this Euro Note to be signed manually or by facsimile by two of its duly authorized officers.

                                      CROWN EUROPEAN HOLDINGS SA


                                       By: /s/ Alan W. Rutherford
                                        --------------------------
                                              Name: Alan W. Rutherford
                                              Title: Administrateur




                                       By: /s/  John W. Conway
                                        --------------------------
                                              Name: John W. Conway
                                              Title:  Administrateur

                          Certificate of Authentication

                  This is one of the 10 1/4% Second Priority Senior Secured Notes due 2011 referred to in the within-mentioned Indenture.

                                          WELLS FARGO BANK MINNESOTA,
                                              NATIONAL ASSOCIATION, as Trustee


                                          By:
                                           ---------------------------
                                                 Authorized Signatory


Dated:  February 26, 2003

                                [REVERSE OF NOTE]

                           CROWN EUROPEAN HOLDINGS SA

              10 1/4% SECOND PRIORITY SENIOR SECURED NOTES DUE 2011


                  1. Interest. CROWN EUROPEAN HOLDINGS SA, a French societe anonyme, as issuer (the "Company"), promises to pay interest on the principal amount set forth on the face hereof at a rate of 10.25% per annum. Interest hereon will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including February 26, 2003 to but excluding the date on which interest is paid. Interest shall be payable in arrears on each March 1 and September 1, commencing February 26, 2003. Interest will be computed on the basis of a 360-day year of twelve 30-day months and actual days elapsed. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at the rate borne by the Euro Notes.

                  2. Method of Payment. The Company will pay interest hereon (except defaulted interest) to the Persons who are registered Holders at the close of business on February 15 or August 15 next preceding the interest payment date (whether or not a Business Day). Holders must surrender Euro Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in Euros. Interest may be paid by check mailed to the Holder entitled thereto at the address indicated on the register maintained by the Registrar for the Euro Notes.

                  3. Paying Agent and Registrar. Initially, Bank One, NA, London Branch (the "Euro Paying Agent") will act as a Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice. The Company or any Affiliate thereof may act as Paying Agent or Registrar.

                  4. Indenture. The Company issued the Euro Notes under an Indenture dated as of February 26, 2003 (the "Indenture") among the Company, the Guarantors and the Trustee. This is one of an issue of Euro Notes of the Company issued, or to be issued, under the Indenture. The terms of the Euro Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb), as amended from time to time. The Euro Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture.

                  5. Optional Redemption.

                  (a) On and after March 1, 2007, the Company may redeem the Euro Notes, at its option, in whole at any time or in part from time to time, at the following redemption prices, expressed as percentages of the principal amount thereof, plus accrued and unpaid interest, if any, to the Redemption Date, if redeemed during the twelve-month period commencing on March 1 of any year set forth below:

         Year                                          Percentage
         ----                                          -----------
         2007......................................     105.125%
         2008......................................     102.563%
         2009 and thereafter.......................     100.000%

                  (b) In addition, on or prior to March 1, 2007, the Company may redeem the Euro Notes, at its option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the Make-Whole Redemption Date, plus the applicable Make-Whole Premium (a "Make-Whole Redemption").

                  (c) Notwithstanding the foregoing, on or prior to March 1, 2006, the Company, on one or more occasions, may, at its option, redeem up to 35% in aggregate principal amount of the Euro Notes (including Additional Euro Notes) originally issued under the Indenture at a redemption price equal to 110.250% of their principal amount, plus accrued and unpaid interest, if any, to the Redemption Date, in each case with the net cash proceeds of one or more Equity Offerings by Parent to the extent that the net cash proceeds thereof are contributed to the common equity capital of the Company or are used to subscribe from the Company shares of Qualified Capital Stock of the Company; provided that
(1) at least 65% in aggregate principal amount of the Euro Notes (including Additional Euro Notes) originally issued under the Indenture remain outstanding immediately after the occurrence of each such redemption and (2) such redemption occurs within 90 days of the date of the closing of any such Equity Offering.

                  6. Redemption for Changes in Withholding Tax. The Company may, at its option, redeem all, but not less than all, of the Notes then outstanding at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to the Redemption Date. This redemption applies only if as a result of any amendment to, or change in, the laws or treaties (including any rulings or regulations promulgated thereunder) of France or any other jurisdiction in which the Company or any Guarantor is organized or is a resident for tax purposes or within or through which payment is made or any political subdivision or taxing authority or agency thereof or therein (or, in the case of Additional Amounts payable by a successor Person to the Company or a Guarantor, of the jurisdiction in which such successor Person is organized or is a resident for tax purposes or any political subdivision or taxing authority or agency thereof or therein) or any amendment to or change in any official position concerning the interpretation, administration or application of such laws, treaties, rulings or regulations (including a holding by a court of competent jurisdiction), which amendment or change is effective on or after the Issue Date (or, in the case of Additional Amounts payable by a successor Person to the Company or a Guarantor, the date on which such successor Person became such pursuant to applicable provisions of this Indenture), the Company or a Guarantor has become or will become obligated to pay material Additional Amounts (pursuant to Section 4.16 of the Indenture) on the next date on which any amount would be payable with respect to the Notes and the Company or such Guarantor determines in good faith that such obligation cannot be avoided (including, without limitation, by changing the jurisdiction from which or through which payment is made) by the use of reasonable measures available to the Company or such Guarantor.

                  No such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Company or a Guarantor would be obligated to pay such Additional Amounts were a payment in respect of the Notes then due or later than 180 days after such amendment or change referred to in the preceding paragraph. At the time such notice of redemption is given, such obligation to pay such Additional Amounts must remain in effect. Immediately prior to the mailing of any notice of redemption described above, the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the Company is entitled to elect to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to elect to redeem have occurred and (ii) an Opinion of Counsel qualified under the laws of the relevant jurisdiction to the effect that the Company or the applicable Guarantor or such successor Person, as the case may be, has or will become obligated to pay such Additional Amounts as a result of such amendment or change.

                  7. Notice of Redemption. Notices of redemption shall be mailed by first class mail at least 30 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address. Notices of redemption may not be conditional. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed.

                  8. Offers To Purchase. The Indenture provides that upon the occurrence of a Change of Control or an Asset Sale and subject to further limitations contained therein, the Company shall make an offer to purchase outstanding Notes in accordance with the procedures set forth in the Indenture.

                  9. Registration Rights Agreement. The Holder of this Note is entitled to the benefits of the Registration Rights Agreement. Capitalized terms used in this paragraph 9 and not otherwise defined have the meanings set forth in the Registration Rights Agreement.

                  In the event that (i) within 90 days after the Issue Date, neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission, (ii) within 210 days after the Issue Date, the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, has not been declared effective, (iii) within 240 days after the Issue Date, the Exchange Offer has not been consummated or (iv) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable (subject, in the case of the Shelf Registration Statement, to the exceptions set forth in the Registration Rights Agreement) in connection with resales of the Initial Placement or Exchange Securities in accordance with and during the periods specified in Sections 2(c)(iii) and 3(b)(ii) of the Registration Rights Agreement (each such event referred to in clauses (i) through (iv), a "Registration Default"), then liquidated damages ("Liquidated Damages") will accrue on this Note from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. Liquidated Damages will accrue at a rate equal to 0.50% per annum of the aggregate principal amount of the Notes during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.25% per annum for each subsequent 90-day period during which such Registration Default continues, but in no event shall such Liquidated Damages exceed 1.50% per annum.

                  10. Denominations, Transfer, Exchange. The Euro Notes are in registered form without coupons in denominations of (euro)1,000 and integral multiples of (euro)1,000. A Holder may transfer or exchange Euro Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Euro Notes or portion of a Euro Note selected for redemption, or register the transfer of or exchange any Euro Notes for a period of 15 days before a mailing of notice of redemption.

                  11. Persons Deemed Owners. The registered Holder of this Euro Note may be treated as the owner of this Note for all purposes.

                  12. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an "abandoned property" law designates another Person.

                  13. Amendment, Supplement, Waiver, Etc. The Company and the Trustee may, without the consent of the Holders of any outstanding Notes, amend, waive or supplement the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the TIA providing for the assumption by a successor to the Company of its obligations to the Holders and making any change that does not adversely affect the rights of any Holder in any material respect. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of the Holders of 66 2/3% in aggregate principal amount of the outstanding Notes or the consent of the Holders of the particular Notes to be affected.

                  14. Restrictive Covenants. The Indenture imposes certain limitations on the ability of Parent and its Restricted Subsidiaries to, among other things, incur additional Indebtedness, pay dividends on, redeem or repurchase its Equity Interests, make certain investments, sell assets, create restrictions on the payment of dividends or other amounts to the Company from its Restricted Subsidiaries, enter into transactions with Affiliates, create Liens, enter into Sale and Leaseback Transactions or consolidate, merge or sell all or substantially all of the assets of Parent and its Restricted Subsidiaries and requires the Company to provide reports to Holders of the Notes. Such limitations are subject to a number of important qualifications and exceptions. Pursuant to Section 4.06 of the Indenture, the Company must annually report to the Trustee on compliance with such limitations.

                  15. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article Five of the Indenture, the predecessor corporation will, except as provided in Article Five, be released from those obligations.

                  16. Defaults and Remedies. Events of Default are set forth in the Indenture. If an Event of Default occurs and is continuing under this Indenture, either the Trustee, by notice in writing to the Company, or the Holders of at least (y) 25% in aggregate principal amount of the Notes then outstanding in the case of any Event of Default arising under any of clauses (1) through (9) of Section 6.01 and (z) a majority in principal amount of the Notes then outstanding in the case of any Event of Default arising under clause (10) of Section 6.01 may, in each case, by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a "notice of acceleration", and the Trustee at the request of such Holders shall, declare the principal of and premium, if any, and accrued interest, if any, on the Notes to be immediately due and payable, and upon such declaration of acceleration, such principal, premium, if any, and accrued interest, if any, shall be immediately due and payable; provided, however, that, notwithstanding the foregoing, if an Event of Default specified in Section 6.01(7) occurs with respect to Parent or the Company, the principal of and premium, if any, and accrued interest, if any, on the Notes then outstanding shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  Notwithstanding the foregoing, if after such acceleration but before a judgment or decree based on such acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of outstanding Notes may rescind and annul such acceleration if:

                  (1) all Events of Default, other than nonpayment of principal, premium, if any, or interest that has become due solely because of the acceleration, have been cured or waived;

                  (2) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid;

                  (3)  the  Company   has  paid  the   Trustee  its   reasonable
         compensation and reimbursed the Trustee for its expenses, disbursements and advances; and

                  (4) in the event of the cure or waiver of an Event of Default of the type described in Section 6.01(7), the Trustee shall have received an Officers' Certificate and an Opinion of Counsel that such Event of Default has been cured or waived.

No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal of or interest on the Notes) if it determines that withholding notice is in their best interests.

                  17. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

                  18. No Recourse Against Others. No director, officer, employee, incorporator, member of the Board of Directors or holder of Capital Stock of Parent or of any Restricted Subsidiary, as such, shall have any liability for any obligations of the Company or the Guarantors under the Notes, this Indenture, the Note Guarantees, the Security Documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability.

                  19. Discharge. The Company's obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of (i) in respect of the Dollar Notes, cash in U.S. Dollars, U.S. Government Obligations or a combination thereof or (ii) in respect of the Euro Notes, cash in Euros, EU Government Obligations or a combination thereof, in such amounts as will be sufficient to pay when due principal of and interest on the Notes to maturity or redemption, as the case may be.

                  20. Guarantees. From and after the Issue Date, the Notes will be entitled to the benefits of certain Note Guarantees made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantors, the Trustee and the Holders.

                  21. Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

                  22. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF

CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  23. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                  Crown European Holdings SA
                  Le Colisee I
                  Rue Fructidor
                  75830 Paris Cedex 17
                  France
                  Attn:  William R. Apted
                  Telephone:    33 1 4918 4000
                  Facsimile:    33 1 4918 4001

                                   ASSIGNMENT

                    I or we assign and transfer this Note to:


--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)


--------------------------------------------------------------------------------
             (Print or type name, address and zip code of assignee)

and irrevocably appoint
                       ---------------------------------------------------------

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Date:                                       Your Signature:
    ---------------------------                      ---------------------------
                                            (Sign exactly as your name
                                             appears on the other side of this
                                             Note)


Signature Guarantee:______________________________


                              SIGNATURE GUARANTEE

                  Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion
Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 4.08 or Section 4.12 of the Indenture, check the appropriate box:

                  []   Section 4.08                       []   Section 4.12

                  If you want to have only part of the Note purchased by the Company pursuant to Section 4.08 or Section 4.12 of the Indenture, state the amount you elect to have purchased:

(euro)
     ---------------------------
       (multiple of(euro)1,000)


Date:
     ---------------------------

                      Your Signature:     ___________________________________
                                          (Sign exactly as your name appears
                                           on the face of this Note)


       ---------------------------
         Signature Guaranteed


                               SIGNATURE GUARANTEE

                  Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion
Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   GUARANTEES

                  Each of the undersigned (the "Guarantors") hereby jointly and severally unconditionally guarantees, to the extent set forth in the Indenture dated as of February 26, 2003 by and among Crown European Holdings SA, a French societe anonyme, as issuer (the "Company"), the Guarantors and Wells Fargo Bank Minnesota, National Association, as Trustee (as amended, restated or supplemented from time to time, the "Indenture"), and subject to the Indenture,
(a) the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Noteholders or the Trustee, all in accordance with the terms set forth in Article Ten of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                  The obligations of the Guarantors to the Noteholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Ten of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee. Each Holder of the Note to which this Guarantee is endorsed, by accepting such Note, agrees to and shall be bound by such provisions.

                         [Signatures on Following Pages]

     IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be signed by a duly authorized officer.

                                CROWN CORK & SEAL COMPANY, INC.


                                By:    /s/ Alan W. Rutherford
                                    --------------------------------------------
                                       Name:     Alan W. Rutherford
                                       Title:    Executive Vice President and
                                                 Chief Financial Officer

                                Attest:


                                By:    /s/ Rosemary M. Haselroth
                                    --------------------------------------------
                                       Name:     Rosemary M. Haselroth
                                       Title:    Assistant Secretary


                                CROWN CONSULTANTS, INC.
                                CROWN CORK & SEAL TECHNOLOGIES
                                         CORPORATION
                                CROWN BEVERAGE PACKAGING, INC.
                                CROWN CORK DE PUERTO RICO, INC.
                                FOREIGN MANUFACTURERS FINANCE
                                         CORPORATION
                                NATIONWIDE RECYCLERS' INC.
                                RISDON-AMS (USA), INC.
                                CENTRAL STATES CAN CO. OF PUERTO
                                         RICO, INC.
                                EYELET, INC.
                                EYELET SPECIALTY CO., INC.
                                CROWN FINANCIAL MANAGEMENT, INC.
                                HOCKING VALLEY LEASING COMPANY
                                ZELLER PLASTIK, INC.
                                CROWN OVERSEAS INVESTMENTS
                                         CORPORATION


                                By:               /s/ Michael B. Burns
                                     -------------------------------------------
                                       Name:     Michael B. Burns
                                       Title:    Vice President and Treasurer

                                CROWN CORK & SEAL AMERICAS, INC.


                                By:    /s/ Michael B. Burns
                                    --------------------------------------------
                                       Name:     Michael B. Burns
                                       Title:    Vice President and Treasurer

                                CROWN CORK & SEAL COMPANY (USA),
                                        INC.


                                By:    /s/ Patrick D. Szmyt
                                    --------------------------------------------
                                       Name:     Patrick D. Szmyt
                                       Title:    Senior Vice President, CFO and
                                                 Treasurer


                                CROWN CORK & SEAL COMPANY (PA),
                                        INC.


                                By:    /s/ Alan W. Rutherford
                                    --------------------------------------------
                                       Name:     Alan W. Rutherford
                                       Title:    President


                                CROWN FINANCIAL CORPORATION


                                By:    /s/ Patrick D. Szmyt
                                    --------------------------------------------
                                       Name:     Patrick D. Szmyt
                                       Title:    Senior Vice President, CFO and
                                                 Treasurer


                                CROWN NEW DELAWARE HOLDINGS,
                                        INC.


                                By:    /s/ Michael B. Burns
                                    --------------------------------------------
                                       Name:     Michael B. Burns
                                       Title:    Vice President and Treasurer

                                CCK INVESTMENTS LLC


                                By:    /s/ Michael B. Burns
                                    --------------------------------------------
                                       Name:     Michael B. Burns
                                       Title:    Vice President and Treasurer


                                CCK UK INVESTMENTS LLC


                                By:    /s/ Michael B. Burns
                                    --------------------------------------------
                                       Name:     Michael B. Burns
                                       Title:    Vice President and Treasurer

                                CCK DEUTSCHLAND INVESTMENTS LLC


                                By:    /s/ Michael B. Burns
                                    --------------------------------------------
                                       Name:     Michael B. Burns
                                       Title:    Vice President and Treasurer


                                CROWN CANADA INVESTMENTS LLC


                                By:    /s/ Michael B. Burns
                                    --------------------------------------------
                                       Name:     Michael B. Burns
                                       Title:    Vice President and Treasurer


                                CCK MEXICAN INVESTMENTS LLC


                                By:    /s/ Michael B. Burns
                                    --------------------------------------------
                                       Name:     Michael B. Burns
                                       Title:    Vice President and Treasurer


                                CROWN INTERNATIONAL HOLDINGS,
                                INC.


                                By:    /s/ Michael B. Burns
                                    --------------------------------------------
                                       Name:     Michael B. Burns
                                       Title:    Vice President and Treasurer


                                CROWN HOLDINGS, INC.


                                By:    /s/ Alan W. Rutherford
                                    --------------------------------------------
                                       Name:     Alan W. Rutherford
                                       Title:    Executive Vice President and
                                                 Chief Financial Officer


                                CROWN HOLDINGS (PA), LLC
                                (formerly Crown Holdings, LLC)


                                By:    /s/ Michael B. Burns
                                    --------------------------------------------
                                       Name:     Michael B. Burns
                                       Title:    Vice President and Treasurer

                                CROWN Cork & Seal Company (DE),
                                    LLC
                                (formerly Crown Cork & Seal Company, LLC)


                                By:    /s/ Michael B. Burns
                                    --------------------------------------------
                                       Name:     Michael B. Burns
                                       Title:    Vice President and Treasurer


                                CROWN CORK COMPANY BELGIUM NV


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                CROWN CORK & SEAL CANADA INC.


                                By:    /s/ Adrian Cobbold
                                    --------------------------------------------
                                       Name:     Adrian Cobbold
                                       Title:    Secretary


                                889273 ONTARIO INC.


                                By:    /s/ Adrian Cobbold
                                    --------------------------------------------
                                       Name:     Adrian Cobbold
                                       Title:    Secretary


                               RISDON-AMS (CANADA), INC.



                                By:    /s/ Adrian Cobbold
                                    --------------------------------------------
                                       Name:     Adrian Cobbold
                                       Title:    Secretary


                                ZELLER PLASTIK CANADA, INC.


                                By:    /s/ Adrian Cobbold
                                    --------------------------------------------
                                       Name:     Adrian Cobbold
                                       Title:    Secretary

                                Z.P. FRANCE


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                Societe de Participations
                                       CarnaudMetalbox


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                ASTRA PLASTIQUE S.A.S.


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                POLYFLEX S.A.


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                LA FRANCAISE DE DEVELOPMENT DE
                                       LA BOITE BOISSONS (SOFREB)


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                CROWN CORK COMPANY FRANCE SA


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney

                                CARNAUDMETALBOX DEUTSCHLAND
                                        GMBH


                                By:    /s/ Thilo Winkler
                                    --------------------------------------------
                                       Name:     Thilo Winkler
                                       Title:    Attorney


                                CROWN BENDER GMBH


                                By:    /s/ Thilo Winkler
                                    --------------------------------------------
                                       Name:     Thilo Winkler
                                       Title:    Attorney


                                ZUCHNER VERPACKUNGEN


                                By:    /s/ Thilo Winkler
                                    --------------------------------------------
                                       Name:     Thilo Winkler
                                       Title:    Attorney


                                ZUCHNER VERSCHLUSSE GMBH


                                By:    /s/ Thilo Winkler
                                    --------------------------------------------
                                       Name:     Thilo Winkler
                                       Title:    Attorney


                                ZUCHNER & GRUSS
                                         METALLVERPACKUNGEN


                                By:    /s/ Thilo Winkler
                                    --------------------------------------------
                                       Name:     Thilo Winkler
                                       Title:    Attorney


                                CARNAUDMETALBOX
                                         NAHRUNGSMIT TELDOSEN


                                By:    /s/ Thilo Winkler
                                    --------------------------------------------
                                       Name:     Thilo Winkler
                                       Title:    Attorney

                                ZELLER PLASTIK GMBH


                                By:    /s/ Thilo Winkler
                                    --------------------------------------------
                                       Name:     Thilo Winkler
                                       Title:    Attorney


                                RAKU RASTATT GMBH


                                By:    /s/ Thilo Winkler
                                    --------------------------------------------
                                       Name:     Thilo Winkler
                                       Title:    Attorney


                                ZELLER ENGINEERING GMBH


                                By:    /s/ Thilo Winkler
                                    --------------------------------------------
                                       Name:     Thilo Winkler
                                       Title:    Attorney


                                CROWN CORK & SEAL DEUTSCHLAND
                                         HOLDINGS GmbH
                                         (formerly Wehrstedt GmbH)


                                By:    /s/ Thilo Winkler
                                    --------------------------------------------
                                       Name:     Thilo Winkler
                                       Title:    Attorney


                                ENVASES GENERALES CROWN S.A. DE
                                         C.V.


                                By:    /s/ William S. Filotas
                                    --------------------------------------------
                                       Name:     William S. Filotas
                                       Title:    Legal Representative


                                ZELLER PLASTIK DE MEXICO S.A. DE C.V.


                                By:    /s/ Gerardo Orta G.
                                    --------------------------------------------
                                       Name:     Gerardo Orta G.
                                       Title:    Legal Representative

                                CROWN CORK AG SWITZERLAND


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                CROWN OBRIST AG (SWITZERLAND)


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                BMW VOGEL (SWITZERLAND)


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                CROWN UK HOLDINGS LIMITED


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                CROWN CORK COMPANY LIMITED


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                CARNAUDMETALBOX OVERSEAS
                                        LIMITED


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney

                                CROWN CORK & SEAL FINANCE PLC


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                CARNAUDMETALBOX PLC


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                UNITED CLOSURES AND PLASTICS PLC


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                CARNAUDMETALBOX ENGINEERING PLC


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                MASSMOULD HOLDINGS LIMITED


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney


                                SPECIALTY PACKAGING (UK) PLC


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney

                                CARNAUDMETALBOX GROUP UK
                                LIMITED


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney

                                CROWN DEVELOPPEMENT S.N.C.


                                By:    /s/ John Davidson
                                    --------------------------------------------
                                       Name:     John Davidson
                                       Title:    Attorney